Exhibit 99.1

Lavoro to Become Publicly Traded Through Business Combination with
The Production Board’s Special Purpose Acquisition Company, TPB Acquisition Corporation I

●	Lavoro is Brazil’s largest agricultural inputs retailer and a leading provider of agriculture biologics inputs; enables farmers to adopt breakthrough technology and boost productivity
●	Upon listing, Lavoro will become the first US-listed pure-play Latin American agricultural inputs retailer
●	Transaction aims to bring together The Production Board’s agriculture technology expertise and Lavoro’s portfolio of businesses and market penetration to help transform Latin America into a global breadbasket, improving global food security and sustainability
●	Lavoro’s proprietary biologics products help reduce cost for farmers while increasing yields with less water, land and carbon footprint
●	Lavoro’s Pro Forma Adjusted EBITDA is projected to be $172 million in calendar year 2022E and $279 million in calendar year 2023E, implied initial Enterprise Value of approximately $1.2 billion, representing a multiple of 7.1x on calendar year 2022E and 4.4x on calendar 2023E Pro Forma Adjusted EBITDA
●	The Production Board to invest $100 million in a private placement of common equity at $10.00 per share concurrent with the closing of the proposed business combination, with an estimated $225 million of net cash proceeds to Lavoro assuming no redemptions of Class A ordinary shares of TPB Acquisition Corp.
●	David Friedberg, founder of The Production Board and The Climate Corporation, is expected to become a Lavoro board member upon closing of the proposed business combination

San Francisco, California, and São Paulo, Brazil (September 15, 2022) – TPB Acquisition Corporation I (“TPB Acquisition Corp.”) (Nasdaq: TPBA, TPBAW, TPBAU), a special purpose acquisition company sponsored by The Production Board (“TPB”), and Lavoro Limited (“Lavoro” or the “Company”), a leading agricultural inputs retailer in Latin America, today announced that they have entered into a definitive business combination agreement that will result in Lavoro becoming a US publicly listed company.

The transaction is expected to close in the fourth quarter of 2022, subject to the satisfaction of customary closing conditions (including the approval of the shareholders of TPB Acquisition Corp.), a new US publicly-listed entity is expected to be listed on the Nasdaq under the ticker symbol “LVRO.” Upon listing, Lavoro will become the first US-listed pure-play Latin American agricultural inputs retailer.

As a public company backed by one of the most seasoned investors in the agriculture sector, Lavoro will support the delivery and adoption of emerging agriculture technologies to Latin American farmers, helping increase yields using less land, water, and energy.

“We have already driven significant year-over-year growth and delivered meaningful value to farmers – and we think the next steps in our journey will have even greater positive impact,” said Ruy Cunha, Chief Executive Officer of Lavoro. “TPB shares our vision for the future of agriculture as sustainable and technology-forward, thanks to emerging digital, genomic, and biological solutions. TPB’s world-class ag-tech expertise can enhance Lavoro’s solutions portfolio; together, we can expand Lavoro’s lead position in sustainable agriculture.”

The Production Board is a San Francisco-based investment holding company founded and led by David Friedberg, founder of The Climate Corporation, which Monsanto acquired in 2013. The Climate Corporation’s flagship platform, Climate FieldviewTM, remains the world’s leading digital agronomy software platform, used by farmers on over 180 million acres across 23 countries.

Following the proposed business combination with TPB Acquisition Corp., Lavoro expects to increase market share through retail expansion, continued operational improvements, and additional acquisitions.

TPB expects to support the acceleration of Lavoro’s digital agronomy and service offerings as a strategic advisor and through leadership and partnership development. TPB CEO and founder David Friedberg is expected to join Lavoro’s board of directors upon the close of the proposed business combination.

“It is rare to find a business with such a strong financial profile – significant scale, growth, and profitability with so much headroom to grow for years to come – all while having the potential to make a real impact on global food security and sustainability. We are excited to make our largest investment to-date and partner closely with management and the board of directors of Lavoro to drive value creation for years to come,” Friedberg said. “Latin America is a key breadbasket for a fragile and changing world. We must do all we can to help farmers with the best technology, tools, and services to sustainably increase productivity in this key region.”

Latin America’s leading independent agricultural inputs retailer – a scaled, profitable, and growing business

São Paulo-based Lavoro was founded in 2017, and has a broad geographical presence in Latin America, currently encompassing Brazil, Colombia and Uruguay. Through the acquisitions of more than 20 small- and medium-sized companies, Lavoro has become Brazil’s largest agricultural inputs retailer by revenue and market share.

The company offers farmers a comprehensive portfolio of agriculture input products including seed, fertilizer, crop protection, emerging biologics and other specialty products. Lavoro’s 878 technical sales representatives meet with more than 53,000 customers on farms and at Lavoro’s 193 retail locations to help plan, purchase the right inputs, and manage farming operations to optimize outcomes.

Lavoro’s vertically-integrated crop inputs business, “Crop Care,” is a major supplier of biologics and specialty fertilizers in Brazil. Operating at the forefront of agriculture technology, the company’s portfolio of proprietary biologics enables farmers to protect their crops from disease, pests, and weeds without the carbon and environmental persistence of traditional synthetic crop chemistry – while helping to improve soil health and productivity with lesser need for synthetic fertilizers. Biologics are the fastest growing segment of agricultural inputs across Latin America, with total sales growing at an estimated 26% CAGR between 2017 and 2021.

Demonstrating the success of its acquisitions and organic growth playbook, Lavoro is estimated to have grown its pro forma revenue at a compound annual growth rate, or CAGR, of 53% CAGR between FY 2020 and FY 2022E, with its fiscal years ending on June 30. At the same time, Lavoro has also achieved robust organic growth through retail and product portfolio expansion, as well as operational improvements.

In 2020, Lavoro launched its digital commerce offering, allowing farmers to buy their inputs directly online. Digital commerce is estimated to have accounted for $81 million, or 5%, of sales in FY2022E. Moreover, Lavoro’s expansion of its digital agronomy services help farmers improve their productivity and make better decisions by selecting the optimal products through a detailed analysis of soil chemistry, microbiome, and weather data.

Lavoro is projected to realize $2.3 billion in Pro Forma revenue in CY 2022E, a 63% increase from CY 2021, and $3.2 billion in Pro Forma revenue in CY 2023E, a 40% increase from CY 2022E. In addition, the Company is projected to improve Pro Forma Adjusted EBITDA margins and is expected to realize Pro Forma Adjusted EBITDA of $172 million in CY 2022E and $279 million in CY 2023E.

The urgent need to boost food security, sustainably

Thanks to its strategic position as a key player across the world’s largest agricultural exporting region, Lavoro has the ability to transform Latin American agriculture and strengthen global food security at a time when global food supply chains have become increasingly unstable.

Over 750 million people in 2021 were living with under 1,200 calories a day, according to the Food and Agricultural Organization of the United Nations (FAO), an increase of nearly 200 million in the last four years. To feed a growing population, the amount of calories produced must increase by 56% by 2050, according to the FAO.

Proven technologies to increase yields are already available but need to scale up in every region – particularly among small and mid-sized farmers in Latin America. The key to reaching these farmers and empowering them with the best technology is the agricultural retailer.

65% of Brazilian farmland is managed by farmers with 250 to 25,000 acres under production, clearly indicating that small farmer productivity in Brazil, and Latin America more widely, is a key part of the solution. Thanks to Lavoro’s business model focused on direct collaboration with farmers to drive technology adoption, Lavoro can play a key role in increasing the agricultural sector’s productivity sustainably.

Transaction Overview and Shareholder Alignment

The proposed business combination values Lavoro, following the business combination, at an implied initial Enterprise Value of approximately $1.2 billion. The transaction is expected to result in up to $225 million in net cash proceeds to Lavoro after closing (assuming no redemptions), including the contribution of up to $180 million from the cash held in the trust account of TPB Acquisition Corp. and $100 million that TPB intends to invest through a private placement at $10.00 per share; $30 million in secondary proceeds to investment funds managed by Patria Group, the controlling shareholders of Lavoro, and $25 million in expected transaction fees and expenses.

The implied Enterprise Value equals 7.1x Pro Forma Adjusted EBITDA for Lavoro in calendar year 2022E and 4.4x Pro Forma Adjusted EBITDA for calendar year 2023E.

At the closing of the proposed business combination, TPB will vest two-thirds of its sponsor promote shares in equal tranches based on the share price trading above each of the $12.50 and $15.00 levels for 20 out of 30 trading days within 3 years after closing of the proposed business combination. TPB and investment funds managed by Patria Group have agreed to a two year shareholder lockup, subject to certain exceptions, with shares being released from lockup at 6, 12, 18, and 24 months.

Lavoro plans to use the net proceeds for investment activities and growth initiatives, including:

●	organic expansion of its retail footprint with new stores;
●	acquisitions of additional agricultural retail and input companies;
●	introduction of new sustainable products and technological services; and
●	expansion of operations throughout Latin America.

Existing Lavoro shareholders, including investment funds managed by Patria Group, will roll 100% of their equity for the first $250 million in gross primary proceeds into the combined company and will own approximately 74% of the combined company after closing of the proposed business combination, assuming no redemptions.

The transaction, which has been unanimously approved by the boards of directors of both Lavoro and TPB Acquisition Corp., is subject to approval by TBP Acquisition Corp.I shareholders and other customary closing conditions. The transaction is expected to close in the fourth quarter of 2022.

Investor Call Information

A joint presentation made by the management teams of Lavoro and TPB regarding the transaction is available on the websites of Lavoro at ir.lavoroagro.com and TPB Acquisition Corp. at www.tpbac.com/.

Additional information about the proposed transaction, including the business combination agreement and investor presentation, will be furnished as an exhibit in a Current Report on Form 8-K to be filed by TPB Acquisition Corp. with the Securities and Exchange Commission and available at www.sec.gov.

Advisors

Barclays Capital Inc. is serving as capital markets advisor to TPB Acquisition Corp. Cooley LLP is acting as legal advisor to TPB Acquisition Corp., Davis Polk & Wardwell LLP is acting as legal advisor to Lavoro, and White & Case LLP is acting as legal counsel to Barclays.

About Lavoro

Lavoro is Brazil’s largest agricultural inputs retailer and a leading provider of agriculture biologics inputs. Through a complete portfolio, Lavoro empowers farmers to adopt breakthrough technology and boost productivity. Founded in 2017, Lavoro has a broad geographical presence, operating in Brazil, Colombia, and Uruguay. Lavoro’s 878 technical sales representatives meet with more than 53,000 customers on farms and at 193 retail locations multiple times per year to help them plan, purchase the right inputs, and manage their farming operations to optimize outcomes.

In addition to its retail footprint, Lavoro’s “Crop Care” business segment is a vertically-integrated producer of specialty fertilizers, crop protection products, and proprietary biological crop inputs, or “biologics.” Lavoro’s biologics portfolio, which includes microorganisms and biomolecules derived from microorganisms, protect plants from disease, pests, and weeds – without the carbon and lingering environmental persistence of traditional crop chemistry – and help farmers improve soil health and productivity with decreased use of synthetic chemical fertilizers.

Learn more about Lavoro at www.lavoroagro.com.br.

About The Production Board

Founded by David Friedberg, The Production Board is a venture foundry and investment holding company established to solve the most fundamental problems that affect our planet by reimagining global systems of production across food, agriculture, biomanufacturing, human health, and the broader life sciences. TPB builds businesses based on emerging scientific discoveries, partners with exceptional talent, and provides them with the capital, infrastructure and market insights needed to deliver meaningful improvement in the cost, energy, time, or carbon footprint of conventional systems. TPB is backed by leading strategic and financial investors, including Alphabet, Allen & Company LLC, Cascade, Emerson Collective, and funds and accounts managed by BlackRock, Baillie Gifford, Koch Disruptive Technologies, Counterpoint Global (Morgan Stanley), Foxhaven Asset Management, and Arrowmark Partners. Learn more about our work at www.tpb.co.

Additional Information and Where to Find It

The proposed business combination will be submitted to shareholders of TPB Acquisition Corp. for their consideration. Lavoro intends to file a registration statement on Form F-4 (the “Registration Statement”) with the US Securities and Exchange Commission (the “SEC”) which will include preliminary and definitive proxy statements to be distributed to TPB Acquisition Corp.’s shareholders in connection with TPB Acquisition Corp.’s solicitation for proxies for the vote by TPB Acquisition Corp.’s shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, TPB Acquisition Corp. will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. TPB Acquisition Corp.’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with TPB Acquisition Corp.’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about TPB Acquisition Corp., Lavoro and the proposed business combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by SPAC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to: TPB Acquisition Corporation I, 1 Letterman Drive, Suite A3-1, San Francisco, CA 94129.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in Solicitation

TPB Acquisition Corp. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from TPB Acquisition Corp.’s shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of TPB Acquisition Corp. and information regarding their interests in the business combination is set forth in TPB Acquisition Corp.’s registration statement on Form S-1 (Registration No. 333-253325) originally filed with the SEC on February 19, 2021. Additional information regarding the interests of such persons and other persons who may be deemed participants in the solicitation will be contained in the registration statement and the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Financial Information; Non-IFRS Financial Measures

The financial information and data contained in this press release is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by Lavoro with the SEC. Some of the financial information and data contained in this press release, such as Pro Forma Revenue, Pro Forma Adjusted EBITDA, Enterprise Value, and Net Debt have not been prepared in accordance with International Financial Reporting Standards (“IFRS”). These non-IFRS measures do not have a standardized meaning, and the definition of Pro Forma Revenue, Pro Forma Adjusted EBITDA, Enterprise Value and Net Debt used in this press release may be different from other, similarly named non-IFRS measures used by others.

The Company and TPB Acquisition Corp. believe that the use of Adjusted EBITDA, Enterprise Value and Net Debt provide useful information to management and investors regarding certain financial and business trends relating to Lavoro’s financial condition and results of operations and an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Lavoro’s financial measures with other similar companies, many of which present similar non-IFRS financial measures to investors. The Company and TPB Acquisition Corp. do not consider Adjusted EBITDA, Enterprise Value and Net Debt in isolation or as an alternative to financial measures determined in accordance with IFRS. The principal limitation of Adjusted EBITDA, Enterprise Value and Net Debt is that they exclude significant expenses and income that are required by IFRS to be recorded in Lavoro’s financial statements. The Company and TPB Acquisition Corp. are not providing a reconciliation of the Enterprise Value to the most directly comparable measure prepared in accordance with IFRS because it is unable to provide this reconciliation without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, the Company and TPB Acquisition Corp. are unable to address the probable significance of the unavailable information, which could be material to future results.

You should review Lavoro’s audited financial statements, which will be included in the Registration Statement relating to the proposed business combination and investor presentation, which will be furnished as an exhibit in a Current Report on Form 8-K to be filed by TPB Acquisition Corp. with the Securities and Exchange Commission and available at www.sec.gov. In addition, Lavoro’s historical information for the fiscal year ended June 30, 2022 is estimated, has not been audited, and all Lavoro historical financial information included herein is preliminary and subject to change.

Use of Projections

This press release contains projected financial information with respect to Lavoro. Pro Forma financials (i.e. Pro Forma Revenue and Pro Forma Adjusted EBITDA) are calculated by including the full year financial contribution for companies acquired in a given year. Pro Forma Adjusted EBITDA represents fully consolidated EBITDA, which includes EBITDA from non-controlling minority shareholders (estimated at ~13% of total for FY 2022E),. and includes future expected M&A for CY 2022E and CY2023E. All financial information presented in this press release assumes USD/BRL exchange rates calculated using actual exchange rates up to Aug 26, 2022, and spot rate of 5.11 as of Aug 26, 2022 thereafter (CY21 5.39, CY22E 5.12, CY23E 5.11). Exchange rates may be subject to fluctuations, and all projections based on such exchange rates will correspondingly fluctuate.

Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” below. Actual results may differ materially from the results contemplated by the projected financial information contained in this press release, and the inclusion of such information in this press release should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of TPB Acquisition Corp. nor Lavoro, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this press release, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this press release.

Trademarks

This press release contains trademarks, service marks, trade names and copyrights, which are the property of their respective owners.

Forward-Looking Statements

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Certain statements made in this press release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “aims,” “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the growth of Lavoro’s business and its ability to realize expected results, including with respect to its Pro Forma Revenue, Pro Forma Adjusted EBITDA, Enterprise Value and Net Debt; the viability of Lavoro’s growth strategy, including with respect to its ability to grow market share in Brazil, Latin America and globally, grow revenue from existing customers, and consummate acquisitions; opportunities, trends and developments in the agricultural input industry, including with respect to future financial performance in the industry; the size of Lavoro’s total addressable market; the expected benefits of the business combination; any indications of interest in the proposed PIPE financing; the satisfaction of closing conditions to any business combination and any related financing, the amount of redemption requests made by TPB Acquisition Corp.’s public stockholders and the completion of the business combination, including the anticipated structure and closing date of the Business Combination and the use of the cash proceeds therefrom; anticipated management and directors of the resulting issuer; any anticipated shareholder approvals; and the pro forma ownership of the resulting issuer. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Lavoro’s and TPB Acquisition Corp.’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Lavoro and TPB Acquisition Corp.

These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to, the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that shareholder approval will not be obtained; the risk that the transaction may not be completed by TPB Acquisition Corp.’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by TPB Acquisition Corp.; the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the Business Combination Agreement by the shareholders of TPB Acquisition Corp.; the lack of a third party valuation in determining whether or not to pursue the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; the effect of the announcement or pendency of the proposed transaction on Lavoro’s business relationships, operating results, and business generally; risks that the proposed transaction disrupts current plans and operations of Lavoro and potential difficulties in employee retention as a result of the proposed transaction; the outcome of any legal proceedings that may be instituted against Lavoro, TPB Acquisition Corp. or the combined company related to the Business Combination Agreement or the proposed transaction; the ability to maintain the listing of TPB Acquisition Corp.’s securities on a national securities exchange; the price of TPB Acquisition Corp.’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which TPB Acquisition Corp. plans to operate or Lavoro operates, variations in operating performance across competitors, changes in laws and regulations affecting TPB Acquisition Corp.’s or Lavoro’s business; Lavoro’s inability to meet or exceed its financial projections and changes in the combined capital structure; changes in general economic conditions, including as a result of the COVID-19 pandemic; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; changes in domestic and foreign business, market, financial, political and legal conditions; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries and other risks and uncertainties indicated from time to time in the final prospectus of TPB Acquisition Corp. for its initial public offering and the proxy statement/prospectus to be filed by Lavoro relating to the proposed business combination or in the future, including those under “Risk Factors” therein, and in TPB Acquisition Corp.’s other filings with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither TPB Acquisition Corp. nor Lavoro presently know or that TPB Acquisition Corp. nor Lavoro currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward-looking statements reflect TPB Acquisition Corp.’s and Lavoro’s expectations, plans or forecasts of future events and views as of the date of this press release. TPB Acquisition Corp. and Lavoro anticipate that subsequent events and developments will cause TPB Acquisition Corp.’s or Lavoro’s assessments to change. However, while TPB Acquisition Corp. and the TPB Acquisition Corp. may elect to update these forward-looking statements at some point in the future, TPB Acquisition Corp. and Lavoro specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing TPB Acquisition Corp.’s or Lavoro’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

For TPB:

Rachel Konrad

rachel@tpb.co, +1-650-924-5471

John Christiansen/Camilla Scassellati Sforzolini

TPB@fgsglobal.com

For Lavoro:

Guilherme Nascimento

guilherme.augusto@lavoroagro.com.br +55 66 9 9911-3093

Fernanda Rosa

fernanda.rosa@lavoroagro.com  +55 41 9 9911-2712